UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 7, 2019
Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 - Completion of Acquisition or Disposition of Assets.

As previously disclosed, on December 20, 2018, Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) entered into an agreement with Paramount Group Acquisition and Development LLC, to sell 111 Sutter Street. The disposition closed on February 7, 2019 for $227 million, less closing costs. In connection with the disposition, the mortgage loan associated with the property totaling approximately $52.5 million was retired. We estimate to record a gain on the sale of approximately $107 million.

 Item 9.01 - Financial Statements and Exhibits.

(b) Pro Forma Financial Information - The following unaudited pro forma financial statements of the Company are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ GREGORY A. FALK
Name: Gregory A. Falk
Title: Chief Financial Officer
Date: February 12, 2019

Jones Lang LaSalle Income Property Trust, Inc.
Summary of Unaudited Pro Forma Financial Statements

The unaudited pro forma financial information should be read in conjunction with the financial statements and notes of Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) included in its annual report filed on Form 10-K for the year ended December 31, 2017, (filed March 8, 2018) and in its quarterly report filed on Form 10-Q for the quarterly period ended September 30, 2018 (filed November 13, 2018).
The unaudited pro forma financial information is presented in accordance with Article 11 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”) to give effect to the sale of 111 Sutter Street for $227 million, less closing costs, which closed on February 7, 2019.
Additionally, included in the unaudited pro forma financial information are the following consummated acquisitions and dispositions:

•	On July 14, 2017, the Company acquired Jory Trail at the Grove, a 324 unit apartment community located in Wilsonville, Oregon, for approximately $74.8 million.

•
On July 26, 2017, the Company relinquished our ownership of Railway Street Corporate Centre, a 135,000 square foot office building located in Calgary, Canada, through a deed in lieu of foreclosure with the lender.

•	On July 28, 2017, the Company acquired The Reserve at Johns Creek Walk, a 210 unit apartment community located in Johns Creek, Georgia for approximately $47.3 million.

•	On August 8, 2017, the Company acquired Montecito Marketplace, a 190,000 square foot grocery-anchored retail center property located in Las Vegas, Nevada for approximately $63.5 million.

•	On September 19, 2017, the Company sold 14600 Sherman Way and 14624 Sherman Way, a 106,000 square foot medical office complex located in Van Nuys, California for approximately $22.4 million.

•	On December 15, 2017, the Company sold Joliet Distribution Center, a 442,000 square foot industrial property located in Joliet, Illinois for approximately $28.2 million.

•	On December 20, 2017, the Company acquired Mason Mill Distribution Center, a 340,000 square foot industrial property located in Buford, Georgia, for approximately $31.0 million.

•	On February 5, 2018, the Company sold Station Nine Apartments, a 312,000 square foot apartment property located in Durham, North Carolina, for approximately $75.0 million.

•	On June 6, 2018, the Company acquired the Villas at Legacy, a garden-style 328-unit apartment community located in Plano, Texas, for approximately $57.8 million.

•
On July 19, 2018, the Company acquired a 75% interest in The Tremont, a 180 unit apartment property in Burlington, Massachusetts. The joint venture acquired the property for approximately $73.5 million. This property is accounted for as an investment in unconsolidated real estate affiliate.

•
On July 19, 2018, the Company acquired a 75% interest in The Huntington, a 117 unit apartment property in Burlington, Massachusetts. The joint venture acquired the property for approximately $48.5 million. The property commenced operations on April 15, 2018. This property is accounted for as an investment in unconsolidated real estate affiliate.

The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2018 and for the year ended December 31, 2017 give effect to the transactions described above as if they had occurred on the latter of January 1, 2017 or the date the property commenced operations.
In the opinion of the Company's management, all adjustments necessary to reflect the effects of the transactions described above have been made. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the Company's actual results of operations or financial condition would have been had the transactions occurred on the dates indicated, nor does it purport to represent the future results of operations or financial condition of the Company.

Jones Lang LaSalle Income Property Trust, Inc.
PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2018
(Unaudited)

$ in thousands, except per share amounts	Historical (a)	111 Sutter Street Disposition (b)	Pro Forma
ASSETS
Investments in real estate:
Land	$395,741	$(39,921)	$355,820
Buildings and equipment	1,518,582	(83,604)	1,434,978
Less accumulated depreciation	(139,783)	15,080	(124,703)
Net property and equipment	1,774,540	(108,445)	1,666,095
Investment in unconsolidated real estate affiliate	165,916	—	165,916
Real estate fund investment	92,589	—	92,589
Net investments in real estate	2,033,045	(108,445)	1,924,600
Cash and cash equivalents	36,161	163,433	199,594
Restricted cash	7,340	(573)	6,767
Tenant accounts receivable, net	4,542	(286)	4,256
Deferred expenses, net	9,221	(1,777)	7,444
Acquired intangible assets, net	89,817	—	89,817
Deferred rent receivable, net	18,873	(2,324)	16,549
Prepaid expenses and other assets	10,222	(195)	10,027
TOTAL ASSETS	$2,209,221	$49,833	$2,259,054
LIABILITIES AND EQUITY
Mortgage notes and other debt payable, net	$881,647	$(54,253)	$827,394
Accounts payable and other accrued expenses	15,561	(1,531)	14,030
Accrued offering costs	74,268	—	74,268
Distributions payable	15,643	—	15,643
Accrued interest	2,482	(198)	2,284
Accrued real estate taxes	10,814	(263)	10,551
Advisor fees payable	1,668	—	1,668
Acquired intangible liabilities, net	17,310	(600)	16,710
TOTAL LIABILITIES	1,019,393	(56,845)	962,548
Commitments and contingencies	—	—	—
Equity:
Class A common stock: $0.01 par value; 200,000,000 shares authorized; 70,241,228 issued and outstanding at September 30, 2018	702	—	702
Class M common stock: $0.01 par value; 200,000,000 shares authorized; 39,262,951 issued and outstanding at September 30, 2018	393	—	393
Class A-I common stock: $0.01 par value; 200,000,000 shares authorized; 11,015,184 issued and outstanding at September 30, 2018	110	—	110
Class M-I common stock: $0.01 par value; 200,000,000 shares authorized; 8,584,929 issued and outstanding at September 30, 2018	86	—	86
Class D common stock: $0.01 par value; 200,000,000 shares authorized; 7,108,702 issued and outstanding at September 30, 2018	71	—	71
Additional paid-in capital (net of offering costs of $142,976 as of September 30, 2018)	1,547,637	—	1,547,637
Distributions to stockholders	(302,932)	—	(302,932)
(Accumulated deficit) Retained earnings	(63,769)	106,678	42,909
Total Jones Lang LaSalle Income Property Trust, Inc. stockholders’ equity	1,182,298	106,678	1,288,976
Noncontrolling interests	7,530	—	7,530
Total equity	1,189,828	106,678	1,296,506
TOTAL LIABILITIES AND EQUITY	$2,209,221	$49,833	$2,259,054

Jones Lang LaSalle Income Property Trust, Inc.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2018
(Unaudited)

NOTE 1 PRO FORMA BASIS OF PRESENTATION
The unaudited pro forma consolidated balance sheet of the Company is presented as if the 111 Sutter Street disposition had occurred on September 30, 2018. The following pro forma adjustments are included in the consolidated balance sheet:

a.	Reflects the September 30, 2018 historical consolidated balance sheet of the Company as reported in the Form 10-Q (filed November 13, 2018).

b.	Represents adjustments to reflect the 111 Sutter Street disposition as follows:

◦	The elimination of assets and liabilities as if the sale had occurred on September 30, 2018.

◦	The Company used net sales proceeds to payoff the associated mortgage notes payable in the amount of approximately $52.5 million.

Jones Lang LaSalle Income Property Trust, Inc.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018
(Unaudited)

$ in thousands, except per share amounts	Historical (a)	111 Sutter Street Disposition (b)	Acquisitions (c)	Dispositions (d)	Pro Forma
Revenues:
Minimum rents	$102,942	$(10,597)	$2,126	$(548)	$93,923
Tenant recoveries and other rental income	24,686	(952)	267	(36)	23,965
Total revenues	127,628	(11,549)	2,393	(584)	117,888
Operating expenses:
Real estate taxes	19,148	(821)	495	(74)	18,748
Property operating expenses	22,945	(2,732)	776	(197)	20,792
Net provision for doubtful accounts	118	—	—	—	118
Property general and administrative	700	(50)	—	—	650
Advisor fees	14,832	—	—	—	14,832
Company level expenses	2,073	—	—	—	2,073
Depreciation and amortization	46,125	(3,071)	515	—	43,569
Total operating expenses	105,941	(6,674)	1,786	(271)	100,782
Operating income	21,687	(4,875)	607	(313)	17,106
Other (expenses) and income:
Interest expense	(21,160)	1,525	(822)	—	(20,457)
Income (loss) from unconsolidated real estate affiliates and fund investments	2,301	—	(416)	—	1,885
Gain on disposition of property and extinguishment of debt, net	29,665	—	—	(29,665)	—
Total other (expenses) and income	10,806	1,525	(1,238)	(29,665)	(18,572)
Net income (loss)	32,493	(3,350)	(631)	(29,978)	(1,466)
Less: Net income attributable to the noncontrolling interests	(45)	—	—	—	(45)
Net income (loss) attributable to Jones Lang LaSalle Income Property Trust, Inc.	$32,448	$(3,350)	$(631)	$(29,978)	$(1,511)
Net income (loss) attributable to Jones Lang LaSalle Income Property Trust, Inc. per share-basic and diluted:
Class A	0.24				(0.01)
Class M	0.24				(0.01)
Class A-I	0.24				(0.01)
Class M-I	0.24				(0.01)
Class D	0.24				(0.01)
Weighted average common stock outstanding-basic and diluted	134,339,555				134,339,555

Jones Lang LaSalle Income Property Trust, Inc.
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018
(Unaudited)

NOTE 1 PRO FORMA BASIS OF PRESENTATION
This unaudited pro forma consolidated statement of operations of the Company is presented as if the 111 Sutter Street disposition, the 2017 acquisitions and dispositions identified below had all occurred on January 1, 2017 or the date operations commenced at the property. The following pro forma adjustments are included in the unaudited proforma consolidated statement of operations:

a.	Reflects the historical consolidated statement of operations of the Company as reported in the Form 10-Q as of September 30, 2018 (filed November 13, 2018).

b.
Represents adjustments to reflect the 111 Sutter Street disposition as if the sale had occurred on January 1, 2017. The estimated gain on the sale of 111 Sutter Street is $107 million. The estimated gain has not been included in the pro forma consolidated statement of operations.

c.	Reflects the historic operations for the following completed acquisitions as if they had occurred on January 1, 2017:

◦	Villas at Legacy as if it occurred on January 1, 2017,

◦	75% interest in The Tremont as if it occurred on January 1, 2017, and

◦	75% interest in The Huntington as if it occurred on April 15, 2018 (the date operations commenced).

d.	Represents adjustments to reflect the disposition of Station Nine Apartments as if the transaction had occurred on January 1, 2017.

Jones Lang LaSalle Income Property Trust, Inc.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017
(Unaudited)

$ in thousands, except per share amounts	Historical (a)	111 Sutter Street Disposition (b)	Acquisitions (c)	Dispositions (d)	Pro Forma
Revenues:
Minimum rents	$132,642	$(12,231)	$13,374	$(8,822)	$124,963
Tenant recoveries and other rental income	32,310	(1,097)	1,924	(2,199)	30,938
Total revenues	164,952	(13,328)	15,298	(11,021)	155,901
Operating Expenses:
Real estate taxes	24,144	(1,067)	2,295	(1,638)	23,734
Property operating	28,928	(3,406)	3,455	(2,953)	26,024
Provision for doubtful accounts	218	—	—	—	218
Property general and administrative	1,161	(69)	7	(137)	962
Advisor fees	20,538	—	—	—	20,538
Company level expenses	2,385	—	—	—	2,385
Depreciation and amortization	61,705	(3,746)	7,610	(2,815)	62,754
Total operating expenses	139,079	(8,288)	13,367	(7,543)	136,615
Operating income	25,873	(5,040)	1,931	(3,478)	19,286
Other income and (expenses):
Interest expense	(28,094)	2,067	(3,258)	624	(28,661)
Income (loss) from unconsolidated real estate affiliates and fund investments	9,633	—	(1,312)	—	8,321
Other income	500	—	—	—	500
Gain on disposition of property and extinguishment of debt, net	14,982	—	—	—	14,982
Total other (expenses) and income	(2,979)	2,067	(4,570)	624	(4,858)
Net income (loss)	22,894	(2,973)	(2,639)	(2,854)	14,428
Less: Net income attributable to the noncontrolling interests	(346)	—	—	—	(346)
Net income (loss) attributable to Jones Lang LaSalle Income Property Trust, Inc.	$22,548	$(2,973)	$(2,639)	$(2,854)	$14,082
Net income attributable to Jones Lang LaSalle Income Property Trust, Inc. per share-basic and diluted:
Class A	0.17				0.11
Class M	0.16				0.10
Class A-I	0.17				0.10
Class M-I	0.16				0.10
Class D	0.16				0.10
Weighted average common stock outstanding-basic and diluted	134,507,458				134,507,458

Jones Lang LaSalle Income Property Trust, Inc.
NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017
(Unaudited)

NOTE 1 PRO FORMA BASIS OF PRESENTATION
The unaudited pro forma consolidated statements of operations of the Company are presented as if the 111 Sutter Street disposition, the 2017 and 2018 acquisitions identified below, the dispositions of Railway Street Corporate Centre, 14600 Sherman Way, 14624 Sherman Way, Joliet Distribution Center and Station Nine Apartments had all occurred on the latter of January 1, 2017 or the date operations commenced at the property. The following pro forma adjustments are included in the unaudited proforma consolidated statements of operations:

a.	Reflects the historical consolidated statements of operations of the Company as reported in the Form 10-K for the year ended December 31, 2017 (filed March 8, 2018).

b.
Represents adjustments to reflect the 111 Sutter Street disposition as if the sale had occurred on January 1, 2017. The estimated gain has not been included in the pro forma consolidated statement of operations.

c.	Reflects the historic operations for the following completed acquisitions:

◦	Jory Trail at the Grove acquisition as if it occurred on January 1, 2017,

◦	The Reserve at John's Creek acquisition as if it occurred on January 1, 2017,

◦	Montecito Marketplace acquisition as if it occurred on January 1, 2017,

◦	Mason Mill Distribution Center acquisition as if it occurred on January 1, 2017,

◦	Villas at Legacy as if it occurred on January 1, 2017,

◦	75% interest in The Tremont as if it occurred on January 1, 2017, and

◦	75% interest in The Huntington as if it occurred on April 15, 2018 (the date operations commenced).

d.
Represents adjustments to reflect the relinquishment of Railway Street Corporate Centre, the dispositions of 14600 Sherman Way, 14624 Sherman Way, Joliet Distribution Center and Station Nine Apartments as if the transactions had occurred on January 1, 2017.